Exhibit 10.2(d)


                               AMENDMENT TO
                         TAX SHARING AGREEMENT
                              Life-Nonlife

         This Amendment to Tax Sharing Agreement--Life-Nonlife (the "Amendment") is made as of December 6, 2000, but effective as of January 1, 1998.

         Americo Financial Services, Inc. (formerly NAP Partners, Inc.), a
           Texas corporation
         Americo International Corporation, a Missouri corporation
         Americo Life, Inc., a Missouri corporation
         Americo Retirements Services, Inc. a Missouri corporation
         Americo Services, Inc., a Missouri corporation
         Assured Leasing Corporation, a Missouri corporation
         CAPCO Holdings, L.C., a Missouri limited liability company College Insurance Group, Inc., a Missouri corporation
         Financial Holding Corporation, a Missouri corporation
         First Consulting and Administration, Inc., a Missouri corporation Great Southern Life Insurance Company, a Texas corporation
           ("Great Southern")
         GSSW LM, Inc., a Missouri corporation
         GSSW WR, Inc. , a Missouri corporation
         GSSW WWA Inc., a Missouri corporation
         Hanover Financial Corporation, a Missouri corporation
         Landmark Mortgage Company, a Missouri corporation
         National Farmers Union Life Insurance Company, a Texas corporation Pension Consultants and Administrators, Inc.,
         PFS Financing Corporation, a Missouri corporation
         PFS Holding Company, a Missouri corporation
         Premium Financing Specialists, Inc., a Missouri corporation Premium Financing Specialists of California, Inc., a California
           corporation
         Premium Financing Specialists of Iowa, Inc., an Iowa corporation TADIC, Inc., a Delaware corporation
         The College Life Insurance Company of America, a Texas corporation
           ("College Life")
         United Fidelity Life Insurance Company, a Texas corporation collectively, the foregoing are referred to herein as the "Existing Parties"), and

         The Ohio State Life Insurance Company, a Texas corporation ("OSL")

         WHEREAS, the Existing Parties entered into that certain Tax Sharing Agreement --Life-Nonlife dated as of December 29, 1995, as amended (the "Agreement"); and


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         WHEREAS  OSL  was   inadvertently  not  included  in  prior  amendments
following its affiliation with the Financial Holding Corporation (FHC) family of companies, but it did participate in the consolidated tax returns of FHC as required by law in the years 1998 and 1999, and

         WHEREAS, the Existing Parties wish to amend the Agreement so that OSL will become a party to the Agreement, and OSL desires to become a party to the Agreement;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective as of the date hereof:

                  (a) the Existing Parties agree that the Agreement is hereby amended to apply to OSL, and that OSL shall enjoy all rights of a "Subsidiary" under the Agreement; and

                  (b) by it execution and delivery of this Amendment, OSL agrees to be bound by the terms of the Agreement as a "Subsidiary;" and

Except as herein amended, the Agreement shall remain in full force and effect without change.

         IN WITNESS WHEREOF, the Existing Parties and OSL have executed this Amendment as of the date first above written.

AMERICO FINANCIAL SERVICES, INC.            AMERICO INTERNATIONAL
                                            CORPORATION

By__________________________                By__________________________
Name:    Kurt B. Barton                     Name:    Gary E. Jenkins
Title    President, Secretary, Treasurer    Title    Sr. VP and CFO


AMERICO LIFE, INC.                          AMERICO RETIREMENT
                                            SERVICES, INC.

By__________________________                By__________________________
Name:    Gary E. Jenkins                    Name:    Gary E. Jenkins
Title    Sr. VP and CFO                     Title    Sr. VP and CFO

AMERICO SERVICES, INC.                      ASSURED LEASING CORPORATION

By__________________________                By__________________________
Name:    Gary E. Jenkins                    Name:    Major W. Park, Jr.
Title    VP, Treasurer and CFO              Title    Secretary


CAPCO HOLDINGS, LC                          COLLEGE INSURANCE GROUP, INC.


By________________________                  By__________________________
Name:  Gary E. Jenkins                      Name:    Gary E. Jenkins
Title:    Chief Officer and Manager         Title    Sr. VP and CFO

FINANCIAL HOLDING CORPORATION               FIRST CONSULTING AND
                                            ADMINISTRATION, INC.
By__________________________
Name:    Gary E. Jenkins                    By__________________________
Title    VP, CFO and Treasurer              Name:    Francine D. Fetyko
                                            Title    Director, President and CEO

GREAT SOUTHERN LIFE                         GSSW LM, INC.
INSURANCE COMPANY
                                            By__________________________
By__________________________                Name:    Gary E. Jenkins
Name:    Gary E. Jenkins                    Title    VP, Treasurer  and CFO
Title    Sr. VP and CFO

GSSW WR, INC.                               GSSW WWA, INC.

By__________________________                By__________________________
Name:    Gary E. Jenkins                    Name:    Gary E. Jenkins
Title    VP, Treasurer  and CFO             Title    VP, Treasurer  and CFO

HANOVER FINANCIAL                           LANDMARK MORTGAGE
CORPORATION                                 COMPANY

By__________________________                By__________________________
Name:    Francine D. Fetyko                 Name:    Robert J. Graham
Title    Director, President and Treasurer  Title    Director and President

NATIONAL FARMERS UNION                      PENSION CONSULTANTS AND
LIFE INSURANCE COMPANY                      ADMINISTRATORS, INC.

                                            By___________________________
By__________________________                Name:    Gary E. Jenkins
Name:    Gary E. Jenkins                    Title    Sr VP, CFO and Treasurer
Title    Sr. VP and CFO

PFS FINANCING CORPORATION                   PFS HOLDING COMPANY

By__________________________                By__________________________
Name:    Thomas J. Charbonneau              Name:    Thomas J. Charbonneau
Title    Director, President                Title    Director and Vice President

PREMIUM FINANCING                           PREMIUM FINANCING
SPECIALISTS, INC.                           SPECIALISTS OF CALIFORNIA, INC.

By__________________________                By__________________________
Name:    Bryan J. Andres                    Name:    Thomas J. Charbonneau
Title    Vice President and Comptroller     Title    Director

PREMIUM FINANCING                           TADIC, INC.
SPECIALISTS OF IOWA, INC.

By__________________________                By__________________________
Name:    Thomas J. Charbonneau              Name:    Major W. Park, Jr.
Title    Director, President                Title    Secretary

THE COLLEGE LIFE                            THE OHIO STATE LIFE
INSURANCE COMPANY                           INSURANCE COMPANY
OF AMERICA
                                            By__________________________
By__________________________                Name:    Gary E. Jenkins
Name:    Gary E. Jenkins                    Title    Sr VP, CFO and Treasurer
Title    Sr VP, CFO and Treasurer

UNITED FIDELITY LIFE
INSURANCE COMPANY

By__________________________
Name:    Gary E. Jenkins
Title    Sr VP, CFO and Treasurer